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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 30, 2003


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of January 1, 2003, providing for the issuance of the CHL Mortgage Pass-Through Trust 2003-J1, Mortgage Pass-Through Certificates, Series 2003-J1).


                                  CWMBS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-100418          95-4449516
          --------                     ----------          ----------
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
      of Incorporation)               File Number)       Identification No.)



           4500 Park Granada
           Calabasas, California                        91302
         -------------------------                   ----------
           (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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


Item 5.  Other Events.
         ------------

         On January 30, 2003, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller (the "Seller"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-J1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.
              -----------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of January 1, 2003, by and among the Company, Seller, Master Servicer and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CWMBS, INC.



                                        By: /s/ Darren Bigby
                                            ----------------
                                            Darren Bigby
                                            Vice President



Dated:  March 10, 2003

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                                 Exhibit Index
                                 -------------


Exhibit                                                                                     Page
-------                                                                                     ----

99.1.           Pooling and Servicing Agreement, dated as of January 1, 2003, by and among, the Company, Seller,
                Master Servicer and the Trustee.                                             6


                                 EXHIBIT 99.1
                                 ------------

[insert pooling agreement here]

[insert exhibits here]

                        Sidley Austin Brown & Wood LLP
                               787 Seventh Ave.
                           New York, New York 10019
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                              March 10, 2003


BY MODEM
--------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


              Re:     CWMBS, Inc.
                      CHL Mortgage Pass-Through Trust 2003-J1
                      Mortgage Pass-Through Certificates,
                      Series 2003-J1
                      ----------------------------------------

Ladies and Gentlemen:

         On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for the Pooling and Servicing Agreement in connection with the above-referenced transaction.

                                                  Very truly yours,

                                                  / s / Sundari Pisupati

                                                  Sundari Pisupati